UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    Form 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 5, 2003


                                  T-NETIX, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware
(State or Other Jurisdiction of     Commission file number        84-1037352
        Incorporation)                     0-25016            (I.R.S. Employer
                                                             Identification No.)

              2155 Chenault Drive, Suite 410
                 Carrollton, Texas 75006                            75006
         (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (972) 241-1535

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

On September 5, 2003, T-NETIX, Inc. announced the settlement of its pending patent litigation with Global Tel*Link Corporation. The September 5, 2003 press release is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

99.02 Press Release dated September 5, 2003.



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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

T-NETIX, Inc.

         Date:    September 5, 2003        By:  /s/  Richard E. Cree
                                           -----------------------------------
                                                     Richard E. Cree
                                                     Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit      Description
-------      -----------

99.02        Press Release dated September 5, 2003